UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 13, 2007 (August 13, 2007)
POWER EFFICIENCY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-31805 Commission File Number	22-3337365 (IRS Employer Identification No.)

3960 Howard Hughes Pkwy, Suite 460, Las Vegas, NV (Address of principal executive offices)		89169 (Zip Code)
Registrant’s telephone number, including area code: (702) 697-0377
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.
Item 9.01. Exhibits
SIGNATURE
EXHIBIT 99.1

INFORMATION TO BE INCLUDED IN THE REPORT
Item 2.02 Results of Operations and Financial Conditions.
On August 13, 2007, Power Efficiency Corporation issued a press release (the “Press Release”) entitled “Power Efficiency Corporation Reports Second Quarter Financial Results Revenues Exceed 2006 Sales, Losses Narrow by Half.” The full text of the Press Release, which is filed herewith as Exhibit 99.1, is incorporated herein by reference.
Item 9.01. Exhibits

Description of Document
99.1	Press Release of Power Efficiency Corporation, dated August 13, 2007
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWER EFFICIENCY CORPORATION (Registrant)
Date: August 13 , 2007	By:	/s/ Steven Strasser
Steven Strasser
CEO